UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2008 (March 11, 2008)

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11080 CirclePoint Road, Suite 200 Westminster, Colorado	80020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2008, William R. Ringo, Jr. notified the Board of Directors (the “Board”) of Allos Therapeutics, Inc. (the “Company”) of his intention not to stand for re-election to the Board at the Company’s 2008 Annual Meeting of Stockholders, which is scheduled to be held in June 2008.  Mr. Ringo has recently accepted a full-time, senior executive position with Pfizer Inc. that will preclude his continued service as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    March 13, 2008

ALLOS THERAPEUTICS, INC.

By:	/s/ Marc H. Graboyes
Marc H. Graboyes
Its:	Vice President, General Counsel